SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                        --------------------------------



                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported) March 27, 1997



                       Saxon Asset Securities Corporation
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

        Virginia                      34-0-20552               52-1785164
----------------------------   -----------------------      -------------------
(State or other jurisdiction   (Commission File Number)       (IRS Employer
of incorporation)                                           Identification No.)

                   4880 Cox Road, Glen Allen, Virginia 23060
                   -----------------------------------------
               (Address of principal executive offices)(Zip Code)

       Registrant's telephone number, including area code (804) 967-7400


================================================================================
         (Former name or former address, if changed since last report.)

Item 1.     Changes in Control of Registrant.  Not Applicable.

Item 2.     Acquisition or Disposition of Assets.  Not Applicable.

Item 3.     Bankruptcy or Receivership.  Not Applicable.

Item 4.     Changes in Registrant's Certifying Accountant.  Not Applicable.

Item 5.     Other Events.

            On March 27, 1997, the Registrant caused the issuance and sale of $464,142,000 aggregate initial principal amount of Mortgage Loan Asset Backed Certificates, Series 1997-1 pursuant to a Trust Agreement dated as of March 1, 1997 (the "Trust Agreement"), among the Registrant, Texas Commerce Bank National Association, as Master Servicer, Custodian, Certificate Registrar and Paying Agent, and Citibank, N. A., as Trustee, and the related Standard Terms to Trust Agreement (January 1997 Edition).

            Offered Certificates were issued with original principal amounts and pass-through rates set forth below:

             DESIGNATION               PASS-THROUGH RATE     PRINCIPAL BALANCE

       Class AF-1 Certificates               6.83%(1)           $ 36,500,000
       Class AF-2 Certificates              7.085%(1)           $ 26,997,000
       Class AF-3 Certificates              7.375%(1)           $ 10,000,000
       Class AF-4 Certificates              7.760%(1)           $ 12,118,000
       Class AF-5 Certificates              7.325%(1)           $  9,512,000
       Class MF-1 Certificates               7.55%(1)           $  1,866,000
       Class MF-2 Certificates               7.75%(1)           $  6,399,000
       Class BF Certificates                  8%(1)             $  3,253,000
       Class AV-1 Certificates                  (2)             $302,979,000
       Class MV-1 Certificates                  (2)             $ 14,299,000
       Class MV-2 Certificates                  (2)             $ 25,025,000
       Class BV Certificates                    (2)             $ 15,194,000

(1) Subject to a cap equal to the Net Rate on the Fixed Rate Mortgage Loans for the applicable Accrual Period.

(2) Variable.

            In addition, Class C and Class R Certificates were sold in private transactions.

            The Certificates represent undivided ownership interest in pools of mortgage loans (the "Mortgage Loans") held by a trust (the "Trust") created pursuant to the Trust Agreement . The Mortgage Loans were acquired by the Registrant from Saxon Mortgage, Inc. ("SMI"), an affiliate of the Registrant which originated or acquired the Mortgage Loans from various mortgage banking institutions. The Mortgage Loans are secured by liens on single family residential properties, including investment properties (which may be condominiums, one family residences, two to four family residences or homes in planned unit developments). The Mortgage Loans will be serviced by Meritech Mortgage Services, Inc., an affiliate of the Registrant, and Long Beach Mortgage Company.

            The Offered Certificates were purchased by Prudential Securities Incorporated, Lehman Brothers Inc., Merrill Lynch, Pierce, Fenner & Smith & Incorporated and PaineWebber Incorporated (the "Underwriters"), from the Seller pursuant to an Underwriting Agreement dated March 24, 1997, and offered pursuant to Registration Statement No. 333-20025 by the Underwriters from time to time in negotiated transactions or otherwise, at varying prices to be determined at the time of sale.

            Elections will be made to treat certain assets of the Trust as a real estate mortgage investment conduits ("REMICs") for federal income tax purposes. Each Class of Class A Certificates will constitute "regular interests" in the Issuing REMIC.

            The description of the Mortgage Loans pledged to the Trustee pursuant to the Agreement begins on the following page. The amounts contained in the following tables have been rounded to the nearest dollar amount and percentage, as applicable. Asterisks (*) in the following tables indicate values between 0.0% and 0.5%

Payment Type


-------------------------------------------------------------------------------------------------------------------------------
          Payment Type                 Number of Loans          Scheduled Principal             Percent of Scheduled
                                                                    Balance ($)                Principal Balance (%)
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
Buydown                                      2                       205,631.67                      0.193
-------------------------------------------------------------------------------------------------------------------------------
Level Payment                             1183                   106,444,414.36                     99.807
-------------------------------------------------------------------------------------------------------------------------------
Totals                                    1185                   106,650,046.03                    100.000
===============================================================================================================================

Approximately 100% of the Mortgage Loans (based on Scheduled Principal Balance) contain a `due on-sale' clause.

Original Term to Stated Maturity

-------------------------------------------------------------------------------------------------------------------------------
         Original Term               Number of Loans             Scheduled Principal              Percent of Scheduled
           (Months)                                                  Balance ($)                  Principal Balance (%)
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
360                                        888                      85,232,981.97                       79.918
-------------------------------------------------------------------------------------------------------------------------------
334                                          1                         219,087.32                        0.205
-------------------------------------------------------------------------------------------------------------------------------
332                                          1                         184,789.94                        0.173
-------------------------------------------------------------------------------------------------------------------------------
330                                          2                         300,065.99                        0.281
-------------------------------------------------------------------------------------------------------------------------------
329                                          1                         114,663.59                        0.108
-------------------------------------------------------------------------------------------------------------------------------
328                                          1                         170,982.48                        0.160
-------------------------------------------------------------------------------------------------------------------------------
327                                          2                         143,634.10                        0.135
-------------------------------------------------------------------------------------------------------------------------------
326                                          5                         784,839.73                        0.736
-------------------------------------------------------------------------------------------------------------------------------
324                                          1                         124,060.58                        0.116
-------------------------------------------------------------------------------------------------------------------------------
323                                          1                         115,668.83                        0.108
-------------------------------------------------------------------------------------------------------------------------------
319                                          3                         349,495.56                        0.328
-------------------------------------------------------------------------------------------------------------------------------
310                                          1                         120,782.85                        0.113
-------------------------------------------------------------------------------------------------------------------------------
309                                          1                         167,650.86                        0.157
-------------------------------------------------------------------------------------------------------------------------------
308                                          1                         125,541.29                        0.118
-------------------------------------------------------------------------------------------------------------------------------
307                                          1                         201,319.52                        0.189
-------------------------------------------------------------------------------------------------------------------------------
306                                          2                         316,696.86                        0.297
-------------------------------------------------------------------------------------------------------------------------------
305                                          4                         634,605.35                        0.595
-------------------------------------------------------------------------------------------------------------------------------
302                                          1                         103,855.54                        0.097
-------------------------------------------------------------------------------------------------------------------------------
301                                          1                         235,034.63                        0.220
-------------------------------------------------------------------------------------------------------------------------------
300                                          7                       1,117,206.77                        1.048
-------------------------------------------------------------------------------------------------------------------------------
299                                          1                         233,819.71                        0.219
-------------------------------------------------------------------------------------------------------------------------------
240                                         44                       3,338,262.43                        3.130
-------------------------------------------------------------------------------------------------------------------------------
180                                        203                      11,836,864.79                       11.099
-------------------------------------------------------------------------------------------------------------------------------
120                                         10                         449,220.32                        0.421
-------------------------------------------------------------------------------------------------------------------------------
60                                           2                          28,915.02                        0.027
-------------------------------------------------------------------------------------------------------------------------------
Totals                                    1185                     106,650,046.03                      100.000
===============================================================================================================================

The weighted average original term to stated maturity is approximately 333 months.

Original Loan-to-Value Ratios

--------------------------------------------------------------------------------------------------------------------------------
      Original Loan-to-Value             Number of Loans            Scheduled Principal             Percent of Scheduled
            Ratios (%)                                                  Balance ($)                 Principal Balance (%)
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
50.00 and Below                              228                      11,320,825.20                       10.615
--------------------------------------------------------------------------------------------------------------------------------
50.01 - 55.00                                 33                       2,424,062.52                        2.273
--------------------------------------------------------------------------------------------------------------------------------
55.01 - 60.00                                 48                       4,572,481.07                        4.287
--------------------------------------------------------------------------------------------------------------------------------
60.01 - 65.00                                 69                       5,412,988.39                        5.075
--------------------------------------------------------------------------------------------------------------------------------
65.01 - 70.00                                104                       9,019,881.11                        8.457
--------------------------------------------------------------------------------------------------------------------------------
70.01 - 75.00                                150                      14,825,559.85                       13.901
--------------------------------------------------------------------------------------------------------------------------------
75.01 - 80.00                                305                      31,392,975.56                       29.436
--------------------------------------------------------------------------------------------------------------------------------
80.01 - 85.00                                 79                       8,592,469.14                        8.057
--------------------------------------------------------------------------------------------------------------------------------
85.01 - 90.00                                128                      14,320,524.88                       13.428
--------------------------------------------------------------------------------------------------------------------------------
90.01 - 95.00                                 41                       4,768,278.31                        4.471
--------------------------------------------------------------------------------------------------------------------------------
Totals                                      1185                     106,650,046.03                      100.000
================================================================================================================================

The weighted average original loan-to-value ratio is approximately 73%.

The maximum Scheduled Principal Balance with an original loan-to-value ratio greater than 90% is approximately $253,382.

Approximately 36% of the Mortgage Loans with an original loan-to-value ratio greater than 80% are covered by a Primary Mortgage Insurance Policy.

Property Types of Mortgaged Premises

-----------------------------------------------------------------------------------------------------------------------------------
               Property                     Number of Loans              Scheduled Principal               Percent of Scheduled
                 Type                                                        Balance ($)                  Principal Balance (%)
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
Single Family Detached                          967                        89,513,590.37                        83.932
-----------------------------------------------------------------------------------------------------------------------------------
2-4 Family                                       70                         6,236,904.24                         5.848
-----------------------------------------------------------------------------------------------------------------------------------
Single Family Attached                           46                         2,786,843.51                         2.613
-----------------------------------------------------------------------------------------------------------------------------------
Low Rise Condominium                             40                         2,752,877.93                         2.581
-----------------------------------------------------------------------------------------------------------------------------------
Manufactured Housing                             28                         1,732,889.88                         1.625
-----------------------------------------------------------------------------------------------------------------------------------
Planned Unit Development                         16                         2,088,836.71                         1.959
-----------------------------------------------------------------------------------------------------------------------------------
High Rise Condominium                             7                           489,977.82                         0.459
-----------------------------------------------------------------------------------------------------------------------------------
Townhouse                                         5                           405,797.87                         0.380
-----------------------------------------------------------------------------------------------------------------------------------
Deminimus PUD                                     5                           592,827.70                         0.556
-----------------------------------------------------------------------------------------------------------------------------------
Unknown                                           1                            49,500.00                         0.046
-----------------------------------------------------------------------------------------------------------------------------------
Totals                                         1185                       106,650,046.03                       100.000
===================================================================================================================================
</TABLE



Occupancy of Mortgaged Premises


-----------------------------------------------------------------------------------------------------------------------------
            Occupancy                   Number of Loans            Scheduled Principal            Percent of Scheduled
              Type *                                                   Balance ($)                Principal Balance (%)
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Primary Home                                  1010                     94,252,051.97                     88.375
-----------------------------------------------------------------------------------------------------------------------------
Investor                                       159                     11,487,618.64                     10.771
-----------------------------------------------------------------------------------------------------------------------------
Second Home                                     16                        910,375.42                      0.854
-----------------------------------------------------------------------------------------------------------------------------
Totals                                        1185                    106,650,046.03                    100.000
=============================================================================================================================

* As represented by the Borrower on the Mortgage Loan application.

Loan Purpose

-----------------------------------------------------------------------------------------------------------------------------
           Loan Purpose                 Number of Loans            Scheduled Principal            Percent of Scheduled
                                                                       Balance ($)                Principal Balance (%)
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Refinance (Cash-Out)                         738                     61,473,861.13                       57.641
-----------------------------------------------------------------------------------------------------------------------------
Purchase                                     276                     26,764,875.30                       25.096
-----------------------------------------------------------------------------------------------------------------------------
Refinance (No Cash-Out)                      171                     18,411,309.60                       17.263
-----------------------------------------------------------------------------------------------------------------------------
Totals                                       1185                    106,650,046.03                     100.000
=============================================================================================================================

Origination Program

--------------------------------------------------------------------------------------------------------------------------------
      Origination Program              Number of Loans              Scheduled Principal             Percent of Scheduled
                                                                        Balance ($)                 Principal Balance (%)
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Full Documentation                          792                      66,054,200.35                             61.935
--------------------------------------------------------------------------------------------------------------------------------
Limited Documentation                       393                      40,595,845.68                             38.065
--------------------------------------------------------------------------------------------------------------------------------
Totals                                     1185                     106,650,046.03                            100.000
================================================================================================================================

Metropolitan Area Distribution of Mortgaged Premises

-----------------------------------------------------------------------------------------------------------------------------
    Metro (5% or greater        Number of Loans            Scheduled Principal            Percent of Scheduled
       concentration)                                          Balance ($)                Principal Balance (%)
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Los Angeles, CA.                       70                      8,262,247.25                      7.747
-----------------------------------------------------------------------------------------------------------------------------
Philadelphia, PA                       71                      6,322,500.28                      5.928
-----------------------------------------------------------------------------------------------------------------------------
Miami, FL                              72                      6,039,213.22                      5.663
-----------------------------------------------------------------------------------------------------------------------------
Washington, DC                         49                      5,589,332.28                      5.241
-----------------------------------------------------------------------------------------------------------------------------
Other*                                923                     80,436,753.00                     75.421
-----------------------------------------------------------------------------------------------------------------------------
Totals                               1185                    106,650,046.03                    100.000
=============================================================================================================================

* Other includes approximately 49.371% of the Mortgaged Loans which are not identified by metropolitan area.

The maximum percentage of Mortgage Loans (based on Scheduled Principal Balance) secured by Mortgaged Premises located in any one zip code is approximately 0.7%.

Original Loan-to-Value Ratios


--------------------------------------------------------------------------------------------------------------------------------
      Original Loan-to-Value             Number of Loans            Scheduled Principal             Percent of Scheduled
            Ratios (%)                                                  Balance ($)                 Principal Balance (%)
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
50.00 and Below                               194                      13,194,387.75                       3.691
--------------------------------------------------------------------------------------------------------------------------------
50.01 - 55.00                                  98                       8,247,087.76                       2.307
--------------------------------------------------------------------------------------------------------------------------------
55.01 - 60.00                                 148                      18,122,519.75                       5.069
--------------------------------------------------------------------------------------------------------------------------------
60.01 - 65.00                                 196                      18,629,035.24                       5.211
--------------------------------------------------------------------------------------------------------------------------------
65.01 - 70.00                                 362                      44,970,489.62                      12.579
--------------------------------------------------------------------------------------------------------------------------------
70.01 - 75.00                                 783                      87,586,367.53                      24.500
--------------------------------------------------------------------------------------------------------------------------------
75.01 - 80.00                                 986                     120,915,119.54                      33.823
--------------------------------------------------------------------------------------------------------------------------------
80.01 - 85.00                                 258                      33,729,423.47                       9.435
--------------------------------------------------------------------------------------------------------------------------------
85.01 - 90.00                                  68                      10,428,205.91                       2.917
--------------------------------------------------------------------------------------------------------------------------------
90.01 - 95.00                                  12                       1,675,379.66                       0.469
--------------------------------------------------------------------------------------------------------------------------------
Totals                                       3105                     357,498,016.23                     100.000
================================================================================================================================

The weighted average original loan-to-value ratio is approximately 74%.

The maximum Scheduled Principal Balance with an original loan-to-value ratio greater than 90% is approximately $253,431.

Approximately 8% of the Mortgage Loans with an original loan-to-value ratio greater than 80% are covered by a Primary Mortgage Insurance Policy.

Property Types of Mortgaged Premises


--------------------------------------------------------------------------------------------------------------------------------
               Property                     Number of Loans              Scheduled Principal               Percent of Scheduled
                Type                                                         Balance ($)                  Principal Balance (%)
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Single Family Detached                             2634                       300,798,206.00                     84.140
--------------------------------------------------------------------------------------------------------------------------------
Single Family Attached                              140                        13,428,836.30                      3.756
--------------------------------------------------------------------------------------------------------------------------------
Planned Unit Development                            138                        21,950,117.52                      6.140
--------------------------------------------------------------------------------------------------------------------------------
Low Rise Condominium                                131                        13,526,154.55                      3.784
--------------------------------------------------------------------------------------------------------------------------------
2-4 Family                                           19                         3,309,581.84                      0.926
--------------------------------------------------------------------------------------------------------------------------------
Townhouse                                            18                         2,185,835.57                      0.611
--------------------------------------------------------------------------------------------------------------------------------
Manufactured Housing                                 18                         1,206,582.67                      0.338
--------------------------------------------------------------------------------------------------------------------------------
High Rise Condominium                                 6                           981,027.60                      0.274
--------------------------------------------------------------------------------------------------------------------------------
Deminimus PUD                                         1                           111,674.18                      0.031
--------------------------------------------------------------------------------------------------------------------------------
Totals                                             3105                       357,498,016.23                    100.000
================================================================================================================================

Occupancy of Mortgaged Premises

-----------------------------------------------------------------------------
  Occupancy     Number of Loans   Scheduled Principal   Percent of Scheduled
    Type *                            Balance ($)       Principal Balance (%)
-----------------------------------------------------------------------------
Primary Home         2762           328,562,849.58            91.906
-----------------------------------------------------------------------------
Second Home           290            23,875,326.08             6.678
-----------------------------------------------------------------------------
Investor               53             5,059,840.57             1.415
-----------------------------------------------------------------------------
Totals               3105           357,498,016.23           100.000
=============================================================================

* As represented by the Borrower on the Mortgage Loan application.

Loan Purpose

------------------------------------------------------------------------------------
  Loan Purpose          Number of Loans  Scheduled Principal  Percent of Scheduled
                                              Balance ($)      Principal Balance (%)
------------------------------------------------------------------------------------
Refinance (Cash-Out)         1712           174,226,825.39            48.735
------------------------------------------------------------------------------------
Refinance (No Cash-Out)       883           115,097,186.60            32.195
------------------------------------------------------------------------------------
Purchase                      510            68,174,004.24            19.070
------------------------------------------------------------------------------------
Totals                       3105           357,498,016.23           100.000
====================================================================================

Origination Program

-------------------------------------------------------------------------------------------
  Origination Program       Number of Loans    Scheduled Principal    Percent of Scheduled
                                                   Balance ($)        Principal Balance (%)
-------------------------------------------------------------------------------------------
Full Documentation              2141             227,815,200.39             63.725
-------------------------------------------------------------------------------------------
Limited Documentation            964             129,682,815.84             36.275
-------------------------------------------------------------------------------------------
Totals                          3105             357,498,016.23            100.000
===========================================================================================

Metropolitan Area Distribution of Mortgaged Premises

------------------------------------------------------------------------------------------
Metro (2% or greater   Number of Loans    Scheduled Principal   Percent of Scheduled
   concentration)                             Balance ($)       Principal Balance (%)
------------------------------------------------------------------------------------------
Los Angeles, CA              321              50,272,940.17            14.062
------------------------------------------------------------------------------------------
San Francisco, CA            170              34,918,218.25             9.767
------------------------------------------------------------------------------------------
Chicago, IL                  169              19,976,732.53             5.588
------------------------------------------------------------------------------------------
San Diego, CA                 87              17,361,649.39             4.856
------------------------------------------------------------------------------------------
Denver, CO                   118              12,156,395.24             3.400
------------------------------------------------------------------------------------------
Portland, OR                 100              12,100,530.82             3.385
------------------------------------------------------------------------------------------
Seattle, WA                   87              10,798,221.76             3.020
------------------------------------------------------------------------------------------
Detroit, MI                  113               9,634,613.63             2.695
------------------------------------------------------------------------------------------
Minneapolis, MN               91               9,244,517.45             2.586
------------------------------------------------------------------------------------------
Washington, DC                54               8,897,624.57             2.489
------------------------------------------------------------------------------------------
Phoenix, AZ                   81               7,255,558.33             2.030
------------------------------------------------------------------------------------------
Other *                     1714             164,881,014.09            46.121
------------------------------------------------------------------------------------------
Totals                      3105             357,498,016.23           100.000
==========================================================================================

* Other includes approximately 32.221% of the Mortgaged Loans which are not identified by metropolitan area.

The maximum percentage of Mortgage Loans (based on Scheduled Principal Balance) secured by Mortgaged Premises located in any one zip code is approximately 0.6%.

None of the Mortgage Loans are convertible from an adjustable to a fixed Note Rate.

First Interest Adjustment Date for ARM Loans


-------------------------------------------------------------------------------
 Adjustment Date    Number of Loans  Scheduled Principal  Percent of Scheduled
                                         Balance ($)      Principal Balance (%)
-------------------------------------------------------------------------------
January 1, 1997            3              293,827.45            0.082
-------------------------------------------------------------------------------
February 1, 1997          11            1,043,652.48            0.292
-------------------------------------------------------------------------------
March 1, 1997              3              805,433.34            0.225
-------------------------------------------------------------------------------
April 1, 1997             24            3,150,616.43            0.881
-------------------------------------------------------------------------------
May 1, 1997               40            6,239,784.63            1.745
-------------------------------------------------------------------------------
June 1, 1997              46            6,236,096.25            1.744
-------------------------------------------------------------------------------
July 1, 1997             220           25,969,982.24            7.264
-------------------------------------------------------------------------------
July 2, 1997               1               39,944.44            0.011
-------------------------------------------------------------------------------
August 1, 1997          1064          111,443,002.71           31.173
-------------------------------------------------------------------------------
September 1, 1997        933           96,627,756.62           27.029
-------------------------------------------------------------------------------
October 1, 1997            8            1,088,100.00            0.304
-------------------------------------------------------------------------------
November 1, 1997           1              323,823.84            0.091
-------------------------------------------------------------------------------
December 1, 1997          14            2,431,408.48            0.680
-------------------------------------------------------------------------------
January 1, 1998           57           11,346,619.77            3.174
-------------------------------------------------------------------------------
February 1, 1998          75           17,650,441.11            4.937
-------------------------------------------------------------------------------
March 1, 1998             39            6,323,560.00            1.769
-------------------------------------------------------------------------------
April 1, 1998              5              453,750.00            0.127
-------------------------------------------------------------------------------
November 1, 1998           1              174,506.59            0.049
-------------------------------------------------------------------------------
December 1, 1998          29            2,649,947.66            0.741
-------------------------------------------------------------------------------
January 1, 1999          171           19,524,968.81            5.462
-------------------------------------------------------------------------------
February 1, 1999         159           19,989,345.93            5.591
-------------------------------------------------------------------------------
March 1, 1999            148           17,138,752.62            4.794
-------------------------------------------------------------------------------
April 1, 1999              1              153,818.91            0.043
-------------------------------------------------------------------------------
November 1, 1999           1              226,300.00            0.063
-------------------------------------------------------------------------------
December 1, 1999           7              616,628.84            0.172
-------------------------------------------------------------------------------
January 1, 2000           14            1,401,665.01            0.392
-------------------------------------------------------------------------------
February 1, 2000          16            2,422,982.07            0.678
-------------------------------------------------------------------------------
March 1, 2000             12            1,217,700.00            0.341
-------------------------------------------------------------------------------
April 1, 2000              2              513,600.00            0.144
-------------------------------------------------------------------------------
Totals                  3105          357,498,016.23          100.000
===============================================================================

Next Interest Adjustment Date for ARM Loans

--------------------------------------------------------------------------------
 Adjustment Date   Number of Loans    Scheduled Principal  Percent of Scheduled
                                         Balance ($)       Principal Balance (%)
--------------------------------------------------------------------------------
April 1, 1997            24              3,150,616.43            0.881
--------------------------------------------------------------------------------
May 1, 1997              40              6,239,784.63            1.745
--------------------------------------------------------------------------------
June 1, 1997             46              6,236,096.25            1.744
--------------------------------------------------------------------------------
July 1, 1997            223             26,263,809.69            7.347
--------------------------------------------------------------------------------
July 2, 1997              1                 39,944.44            0.011
--------------------------------------------------------------------------------
August 1, 1997         1075            112,486,655.19           31.465
--------------------------------------------------------------------------------
September 1, 1997       936             97,433,189.96           27.254
--------------------------------------------------------------------------------
October 1, 1997           8              1,088,100.00            0.304
--------------------------------------------------------------------------------
November 1, 1997          1                323,823.84            0.091
--------------------------------------------------------------------------------
December 1, 1997         14              2,431,408.48            0.680
--------------------------------------------------------------------------------
January 1, 1998          57             11,346,619.77            3.174
--------------------------------------------------------------------------------
February 1, 1998         75             17,650,441.11            4.937
--------------------------------------------------------------------------------
March 1, 1998            39              6,323,560.00            1.769
--------------------------------------------------------------------------------
April 1, 1998             5                453,750.00            0.127
--------------------------------------------------------------------------------
November 1, 1998          1                174,506.59            0.049
--------------------------------------------------------------------------------
December 1, 1998         29              2,649,947.66            0.741
--------------------------------------------------------------------------------
January 1, 1999         171             19,524,968.81            5.462
--------------------------------------------------------------------------------
February 1, 1999        159             19,989,345.93            5.591
--------------------------------------------------------------------------------
March 1, 1999           148             17,138,752.62            4.794
--------------------------------------------------------------------------------
April 1, 1999             1                153,818.91            0.043
--------------------------------------------------------------------------------
November 1, 1999          1                226,300.00            0.063
--------------------------------------------------------------------------------
December 1, 1999          7                616,628.84            0.172
--------------------------------------------------------------------------------
January 1, 2000          14              1,401,665.01            0.392
--------------------------------------------------------------------------------
February 1, 2000         16              2,422,982.07            0.678
--------------------------------------------------------------------------------
March 1, 2000            12              1,217,700.00            0.341
--------------------------------------------------------------------------------
April 1, 2000             2                513,600.00            0.144
--------------------------------------------------------------------------------
Totals                 3105            357,498,016.23           100.00
================================================================================

The weighted Next Interest Adjustment Date is December 1, 1997.

Item 6.     Registrations of Registrant's Directors.

            Not Applicable.

Item 7.     Financial Statements, Pro Forma, Financial Information and Exhibits

            (a)         Not Applicable.

            (b)         Not Applicable.

            (c)         Exhibits

                        4.1 Trust Agreement dated March 1, 1997, among Saxon Asset Securities Company, Texas Commerce Bank National Association, as Master Servicer, Custodian, Certificate Registrar and Paying Agent and Citibank, N.A., as Trustee, and Standard Terms to the Trust Agreement (January 1997 Edition).

                                   SIGNATURES



            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       SAXON ASSET SECURITIES COMPANY




                                       By:
                                          ------------------------------------
                                          Bradley D. Adams, Vice President





March 27, 1997